Exhibit 99.1

PeriShip, LLC

Audited Financial Statements

As of and For the Years Ended December 31, 2021 and 2020

PeriShip, LLC

Table of Contents

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1
(PCAOB ID 206)

Financial Statements

Balance Sheets	F-2

Statements of Operations	F-3

Statements of Cash Flows	F-4

Statements of Members’ Equity	F-5

Notes to Financial Statements	F-6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of

PeriShip, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of PeriShip, LLC ( the “Company”) as of December 31, 2021 and 2020, and the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/ MaloneBailey, LLP

www.malonebailey.com

We have served as the Company's auditor since 2022.

Houston, Texas

June 23, 2022

F-1

PeriShip, LLC

Balance Sheets

In thousands

	As of
	December 31, 2021	December 31, 2020
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,035	$261
Accounts receivable	2,110	3,777
Related party receivables	90	46
Unbilled revenue and other current assets	1,176	1,050
TOTAL CURRENT ASSETS	4,411	5,134

PROPERTY AND EQUIPMENT

Furniture, fixtures & equipment, net	$20	$26
Leasehold improvements, net	176	185

TOTAL ASSETS	$4,607	$5,345

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and other accrued expenses	2,799	4,275
Accrued payroll	25	28
Line of credit	260	84
TOTAL CURRENT LIABILITIES	3,084	4,387

LONG-TERM LIABILITIES
Term note	-	486

TOTAL LIABILITIES	$3,084	$4,873

MEMBERS’ EQUITY

Retained earnings	1,523	472

MEMBERS' EQUITY	1,523	472

TOTAL LIABILITIES AND MEMBERS' EQUITY	$4,607	$5,345

The accompanying notes are an integral part of these financial statements.

F-2

PeriShip, LLC

Statements of Operations

In thousands

	Years Ended
	December 31, 2021	December 31, 2020

REVENUES, NET	$28,633	$36,966
COST OF REVENUE	19,322	26,347
GROSS PROFIT	9,311	10,619

OPERATING EXPENSES
General and administrative	6,133	6,605
Sales and marketing	514	429
Total operating expenses	6,647	7,034

OPERATING INCOME	2,664	3,585

OTHER (EXPENSE) INCOME
Interest expense	(17)	(5)
PPP loan forgiveness	490	-
TOTAL OTHER INCOME (EXPENSE)	473	(5)
INCOME BEFORE PROVISION FOR INCOME TAX	3,137	3,580
Income tax expense	(178)	(280)
NET INCOME	$2,959	$3,300

The accompanying notes are an integral part of these financial statements.

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PeriShip, LLC

Statements of Cash Flows

In thousands

	Twelve Months Ended
	December 31, 2021	December 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,959	$3,300
Adjustments to reconcile net income to net cash provided by
operating activities:
Interest expense added to loan balance	17	5
Bad debt expense	-	34
Payroll Protection Program debt forgiveness	(490)	-
Depreciation	15	24
Changes in operating assets and liabilities:
Accounts receivable	1,667	259
Related party receivables	(44)	(33)
Unbilled revenue and other current assets	(126)	(574)
Accounts payable and accrued expenses	(1,479)	1,110
Net Cash provided by operating activities	2,519	4,125

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for purchase of fixed assets	-	(7)
Net cash used in investing activities	-	(7)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of line of credit	(587)	(56)
Proceeds from loan	750	486
Member distributions, net	(1,908)	(4,566)
Net cash used in financing activities	(1,745)	(4,136)

NET INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS	774	(18)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	261	279

CASH AND CASH EQUIVALENTS - END OF PERIOD	$1,035	$261

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$14	$5
Income taxes	$178	$256

The accompanying notes are an integral part of these financial statements.

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PeriShip, LLC

Statements of Members' Equity

In thousands

	Retained
	Earnings	Total

Balance at December 31, 2019	$1,738	$1,738

Distributions, net	(4,566)	(4,566)

Net Income	3,300	3,300

Balance at December 31, 2020	$472	$472

Distributions, net	(1,908)	(1,908)

Net Income	2,959	2,959

Balance at December 31, 2021	$1,523	$1,523

The accompanying notes are an integral part of these financial statements.

F-5

PeriShip, LLC

Notes to Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

PeriShip, LLC (“PeriShip,” or the “Company”) is a value-added service provider for time and temperature sensitive parcel management.  PeriShip provides shipping and logistics services utilizing its proprietary predictive analytics software and supporting call center services.  Using its proprietary IT platform, the Company provides real-time information and analysis to mitigate supply chain flow interruption, delivering last-mile resolution for key markets, including the perishable healthcare and food industries.

Basis of Presentation

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Fair Value of Financial Instruments

The Company’s financial instruments consist of accounts receivable, accounts payable, and accrued expenses and line of credit. The carrying value of accounts receivable, accounts payable, accrued expenses and a line of credit, approximate their fair value because of their short maturities.

The Company follows FASB ASC 820, “Fair Value Measurements and Disclosures,” and applies it to all assets and liabilities that are being measured and reported on a fair value basis. The statement requires that assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3: Unobservable inputs that are not corroborated by market data

The level in the fair value within which a fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. As of December 31, 2021 and 2020, the Company has no financial assets or liabilities that are required to be fair valued on a recurring basis.

Revenue Recognition

The Company accounts for revenues according to Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers” which establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity's contracts to provide goods or services to customers.

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The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

During the years ended December 31, 2021 and 2020, the Company’s revenues primarily consisted of its two service lines, premium and proactive services. Premium services are a value-added service for the Company’s strategic transportation partner, specializing in the pharmaceutical and the healthcare space. The Company’s proactive services are performed for end user customers and include usage of the Company’s web-based proprietary software technology-led solutions and client-centric service team for support throughout the delivery of a package in addition to customer service post-delivery.

The Company partners with a third-party carrier for execution of the delivery of shipments. The Company evaluates under ASC 606 in determining if it is the principal or the agent in executing its performance obligations. The Company determined it acts as the principal for its transportation services performance obligation since it is in control of establishing the prices for the specified services, manages all aspects of the shipments process and assumes risk in the loss of delivery through non-collection of revenues. Such transportation services revenue is presented on a gross basis in the Statements of Operations.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and certificates of deposit and commercial paper with original maturities of 90 days or less to be cash or cash equivalents.

Accounts Receivable

Accounts receivable consists of outstanding amounts due from the performance of our services. Accounts receivable are written off when they are determined to be uncollectible and recorded as bad debt expense included in General and administrative expenses in the accompanying Statements of Operations. The Company recorded bad debt expense of $0 thousand and $34 thousand for the years ended December 31, 2021 and December 21, 2020, respectively.

Concentration of Credit Risk Involving Cash and Cash Equivalents

The Company’s cash and cash equivalents are held at one financial institution. At times, the Company’s deposits may exceed Federal Deposit Insurance Corporation (FDIC) coverage limits. The Company has not experienced any losses from maintaining cash accounts in excess of federally insured limits.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Replacements and major improvements are capitalized; maintenance and repairs are charged to expense as incurred.

Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Furniture, Fixtures and Equipment have a useful life between five and seven years. Leasehold Improvements are depreciated over the lower of the asset's estimated useful life or the lease term.

Income Taxes

The Company has elected under the Internal Revenue Code and related state provisions to be an S-Corporation. In lieu of corporate income taxes, the stockholders of an S-Corporation are taxed at their proportionate share of the Company’s taxable income. Therefore, no provision or liability for Federal income taxes has been included in the financial statements.

F-7

Related Parties

Related parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related parties if they are subject to common control or common significant influence. During the year ended December 31, 2021, and December 31, 2020, the Company incurred expenses of gross salaries in relation to the owner at the time, and to his immediate family for $460 thousand and $692 thousand, respectively. Additionally, the premises rented by the Company are owned by the owner of the Company at the time, and hence considered a related party transaction. The total charges for rent during the year ended December 31, 2021 and 2020 were $141 thousand and $158 thousand, respectively. Additionally, the Company matched contributions to its retirement plan for its related parties, see Note 9 – Employee Benefit Plan. From time to time, the Company pays various fees such as property taxes and insurance on behalf of the owner at the time, and his immediate family. As of December 31, 2021 and 2020, receivables from related parties were $90 thousand and $46 thousand, respectively.

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense was $1 thousand and $2 thousand for the years ended December 31, 2021 and 2020, respectively.

NOTE 2 – UNBILLED REVENUE AND OTHER CURRENT ASSETS

Unbilled revenue and other current assets as of December 31, 2021 and 2020 consist of the following:

	Amounts in Thousands ('000)
	December 31, 2021	December 31, 2020

Unbilled revenue	$1,122	$1,074
Other current assets	54	(24)
Unbilled revenue and other current assets	$1,176	$1,050

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2021 and 2020 consist of the following:

	Amounts in Thousands ('000)
	December 31, 2021	December 31, 2020

Furniture, fixtures & equipment	$189	$189
Leasehold improvements	249	249
Total cost	438	438
Less: accumulated depreciation	(242)	(227)
Property and equipment, net	$196	$211

Depreciation expense for the years ended December 31, 2021 and 2020 were $15 thousand and $24 thousand, respectively, included in General and administrative in the accompanying Statements of Operations.

NOTE 4 – ACCOUNTS PAYABLE AND OTHER ACCRUED EXPENSES

Accounts Payable and Other Accrued Expenses as of December 31, 2021 and 2020 consist of the following:

	Amounts in Thousands ('000)
	December 31, 2021	December 31, 2020

Accounts payable	$2,127	$3,114
Accrued cost of revenue	575	876
Accrued pension plan	-	121
Other accrued expenses	97	164
Accounts payable and other accrued expenses	$2,799	$4,275

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NOTE 5 – LINE OF CREDIT

The Company maintains a secured revolving short-term line of credit of up to $1,000 thousand bearing a variable interest indexed to the lending bank’s prime rate plus 50 basis points, with a minimum of 4%, callable upon demand. During the year ended December 31, 2021, the Company borrowed $750 thousand, accrued and paid interest of $14 thousand, and repaid $573 thousand in principal. During the year ended December 31, 2020, the Company accrued and paid interest of $5 thousand, and repaid $51 thousand in principal. As of December 31, 2021 and 2020, there was $260 thousand and $84 thousand outstanding, respectively. During the years ended December 31, 2021 and 2020, the Company expensed $14 thousand and $5 thousand, respectively, related to interest expense, included in Interest expenses, net, in the accompanying Statements of Operations. The interest rate as of December 31, 2021 and 2020, was 4.00%.

NOTE 6 – TERM NOTE

On April 23, 2020, the Company entered into a paycheck protection program term note for $486 thousand (the “SBA Loan”) with People’s United Bank, National Association, under the enacted Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) pursuant to the Paycheck Protection Program (the “PPP”), which is administered by the U.S. Small Business Administration. The SBA Loan is scheduled to mature on April 23, 2022, bears interest at a rate of 1.00% per annum and is subject to the terms and conditions applicable to loans administered by the U.S. Small Business Administration under the CARES Act. Pursuant to the CARES Act and the PPP, all or a portion of the principal amount of the SBA Loan is subject to forgiveness so long as, over the eight-week period following the receipt of the SBA Loan, the Company used those proceeds for payroll costs, payment on rent obligations, utility costs, and costs of certain employee benefits as per Section 1106 of the CARES Act. As of December 31, 2020, the amount outstanding on the SBA Loan was $486 thousand classified as Long-Term Liabilities and included in Term Note in the accompanying Balance Sheets.

The Company applied for and was notified on April 5, 2021 that $490 thousand in eligible payroll expenditures as described in the CARES Act, has been forgiven. Loan forgiveness is reflected in Other Income (Expenses) in the accompanying Statement of Operations. The forgiveness recognized during the year ended December 31, 2021, included principal of $486 thousand, and interest payable of $4 thousand.

NOTE 7 – REVENUE

Revenue by major service lines for the years ended December 31, 2021 and 2020 are as follows:

	Amounts in Thousands ('000)
	For the years ended December 31,
	2021	2020

Proactive services	$23,643	$31,302
Premium services	4,990	5,664
Revenue	$28,633	$36,966

NOTE 8 – INCOME TAXES

The Company has elected to be taxed as an S-Corporation under the provisions of the Internal Revenue Code and comparable state income tax law. As a result, the Company is not subject to Federal income taxes in the years ended December 31, 2021 and 2020. Consequently, the members are liable for individual Federal and State income taxes on their proportionate shares of the Company’s taxable income.

F-9

Accounting for Income Taxes, prescribes guidance regarding the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more-likely-than-not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more-likely-than-not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. The Company records income tax related interest and penalties as a component of the provision for income tax expense.

The income tax position taken by the Company for the years 2018 through 2021 remaining open under the various statutes of limitations is that the Company continues to be exempt from income taxes by virtue of its being an S-Corporation pass-through entity. Management believes this tax position meets the more-likely-than-not threshold and, accordingly, the tax benefits of this income tax position (no Federal income tax expense or liability) has been recognized for the years ended on or before December 31, 2021.

The Company operates in the state of Connecticut and is required to pay 6.99% income tax on net income. The tax provision for the years ended December 31, 2021 and 2020, was $178 thousand and $280 thousand, respectively.

NOTE 9 – EMPLOYEE BENEFIT PLANS

The Company sponsors a 401(k) plan for eligible employees. The Company matches 100% of the first 3% of eligible compensation that is deferred by employees and 50% of the next 2% the employees defer. Employees are fully vested in matching contributions. During the years ended December 31, 2021 and 2020, the Company matched contributions totaling $57 thousand and $62 thousand, respectively, of which $19 thousand and $27 thousand were to related parties. The Company also reserves the right to provide a discretionary bonus by contribution through its 401(k) plan. The vesting on the discretionary bonus is on a graded scale over a period of 6 years. The Company did not make a discretionary contribution during the year ended December 31, 2021. During the year ended December 31, 2020, the Company made a discretionary contribution of $102 thousand, of which $55 thousand were to related parties.

NOTE 10 – CONCENTRATION RISK

During the year ended December 31, 2021, one customer accounted for 16% of total sales. During the year ended December 31, 2020, one customer accounted for 15% of total sales and one customer accounted for 10% of total sales.

During the year ended December 31, 2021 and 2020, one vendor accounted for 98% and 99% of transportation cost, respectively.

As of December 31, 2021, two customers accounted for 26% of total accounts receivable. As of December 31, 2020, one customer accounted for 17% of total account receivables, and one customer accounted for 10% of total account receivables.

 NOTE 11 – SUSBEQUENT EVETNS

The Company evaluated events occurring after December 31, 2021, and through the date the financial statements were issued, June 23, 2022, and identified no events or transactions that require disclosure in these financial statements

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